UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 21, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 1-11775

TIMCO AVIATION SERVICES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)

623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)

(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2004, TIMCO Aviation Services, Inc. issued a press release (the “Press Release”) reporting its intent to offer a premium for the early conversion of its outstanding senior and junior subordinated convertible PIK notes into common stock. A copy of the Press Release announcing this information is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press release issued by TIMCO Aviation Services, Inc. on December 21, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

	By:	/s/ Roy T. Rimmer, Jr.

Chairman and Chief Executive Officer

Dated: December 21, 2004

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Exhibit Index

Exhibit No.	Description
99.1	Press release issued by TIMCO Aviation Services, Inc. on December 21, 2004.

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